UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 6, 2011
IRIS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11181	94-2579751

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9172 Eton Avenue Chatsworth, CA	91311

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (818) 709-1244
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 6, 2011, our board of directors adopted the IRIS International, Inc. 2011 Inducement Incentive Plan (the “2011 Inducement Plan”). The plan provides for the grant of equity-based awards in the form of stock options, restricted common stock, restricted stock units, stock appreciation rights and other stock-based awards solely to “New Employees” as an inducement material to the New Employee’s entering into employment with us or any of our subsidiaries within the meaning of Listing Rule 5635(c)(4) (or any successor thereto) of The Nasdaq Stock Market. For purposes of the 2011 Inducement Plan, a “New Employee” means any prospective employee of IRIS International or any of our subsidiaries who either (i) was not previously an employee or director of IRIS International or any of our subsidiaries or (ii) was previously an employee or director of IRIS International or any of our subsidiaries but for which there has occurred a bona fide period of non-employment.
The maximum number of shares available for grant under the 2011 Inducement Plan is 250,000 shares of common stock, which number of shares is subject to adjustment for certain corporate changes, as provided in the plan. The plan expires on June 30, 2013. The plan is administered by the Compensation Committee of our Board.
The 2011 Inducement Plan has not been and will not be approved by our stockholders. Awards under the plan will be made pursuant to the exemption from Nasdaq’s shareholder approval requirements for equity compensation provided by Listing Rule 5635(c)(4), which exemption permits Nasdaq listed companies to make inducement equity awards to new employees without first obtaining shareholder approval of the award.
Our board of directors adopted the 2011 Inducement Plan following our failure to obtain stockholder approval of a new equity incentive plan at our 2011 annual stockholder meeting. The 2011 Inducement Plan will serve to maximize the shares of common stock available to reward performance of our directors and existing employees under our 2007 Stock Incentive Plan, as amended, which is the last equity compensation plan approved by our stockholders. As of June 1, 2011, we had 389,226 shares of common stock available for award under the 2007 Stock Incentive Plan.
A copy of the 2011 Inducement Plan is filed herewith as Exhibit 10.1.

Item 9.01	— Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are filed herewith:

Exhibit
Number	Description

10.1	IRIS International, Inc. 2011 Inducement Incentive Plan.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIS INTERNATIONAL, INC.
Date: June 10, 2011	By:	/s/ Cesar M. Garcia
César M. García
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1	IRIS International, Inc. 2011 Inducement Incentive Plan.

4